                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 25, 1999



                              Minntech Corporation
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Minnesota                        0-11278                            41-1229121
-----------------------------------   ----------------------      ----------------------------------------
 (State or other jurisdiction of           (Commission                       (I.R.S. Employer
 incorporation or organization)           File Number)                      Identification No.)



     14605 28th Avenue North
     Minneapolis, Minnesota                   55447                           (612) 553-3300
-----------------------------------   ----------------------      ----------------------------------------
      (Address of principal                (Zip Code)                     (Registrant's telephone
       executive offices)                                              number, including area code)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1 Press release relating to execution of letter of intent regarding proposed acquisition.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 26, 1999

                                   MINNTECH CORPORATION
                                   Registrant




                                   By /s/ Thomas J. McGoldrick
                                      -----------------------------------------
                                          Thomas J. McGoldrick
                                          President and Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit           Description                                                       Method of Filing
-------           -----------                                                       ----------------
99.1              Press release relating to execution of letter of
                  intent regarding proposed acquisition                             Electronic Transmission